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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 33-55218

                         SUPPLEMENT TO THE PROSPECTUS
                        OF TCW/DW INCOME AND GROWTH FUND
                              DATED MARCH 31, 1998

     On February 25, 1999, the Board of Trustees of TCW/DW Income and Growth Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Dean Witter Income Builder Fund ("Income Builder"), pursuant to which substantially all of the assets of the Fund would be combined with those of Income Builder and shareholders of the Fund would become shareholders of Income Builder receiving shares of Income Builder equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the class of shares of Income Builder that corresponds to the class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on June 8, 1999. A Proxy Statement formally detailing the proposal, the reasons for the Trustees' actions and information concerning Income Builder will be distributed to shareholders of the Fund.



February 25, 1999